UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549







FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES  EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)  June 28, 1996


BENEFICIAL MORTGAGE CORPORATION
(Depositor and Master Servicer)

BENEFICIAL HOME EQUITY LOAN TRUST 1996-1
(Issuer in Respect of the Beneficial Home Equity
Loan Asset Backed Certificates)

(Exact name of registrant as specified in its charter)

New York (Issuer)                     333-1614             11-3314368 (Issuer)
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)



301 North Walnut Street
Wilmington, Delaware                                             19801
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (302) 425-2500


      (Former name or former address, if changed since last report)
                                    NONE



Item 7.  Financial Statements and Exhibits

Exhibit 20.1	Beneficial Home Equity Loan Asset Backed Certificates, Series
			1996-1 Statement to Certificateholders dated June 28, 1996.




                                  SIGNATURES

	Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on behalf of Beneficial Home Equity Loan Trust 1996-1 by the undersigned, thereunto duly authorized.



                          	BENEFICIAL HOME EQUITY LOAN TRUST 1996-1
						                               Registrant

                       				By:	Beneficial Mortgage Corporation
					                          (Depositor and Master Servicer)




                       				By:	   /s/  Richard J. Zak
					                                  Richard J. Zak
                             					Vice President (Chief Accounting Officer)

July 9, 1996



                                Exhibit Index
Exhibit
Number                        				Exhibit

20.1		Beneficial Home Equity Loan Asset Backed Certificates,
    		Series 1996-1 Statement to Certificateholders dated June 28, 1996.


                                                            Exhibit 20.1

     STATEMENT TO CERTIFICATEHOLDERS

Beneficial Mortgage Corporation Current Collection Period 28Apr-96 to 27May-96 Beneficial Home Equity Loan Asset Backed Certificates
                                                P & S Agreement Date 01-Apr-96
               Class A Certificates, Series 1996-1
               Class M Certificates, Series 1996-1 Original Settlement 30Apr-96 Class B Certificates, Series 1996-1 Distribution Date 28-Jun-96


               1 Month LIBOR                           5.4336%

               Class A Pass-Through Rate (1 mo LIBOR + 18 bps)        5.6136%
               Class M Pass-Through Rate (1 mo LIBOR + 28 bps)        5.7136%
               Class B Pass-Through Rate (1 mo LIBOR + 25 bps)        5.6836%
Distribution to Holders of Class A Certificates (per Certificate with a $1,000 denomination)

      1 i.     Amount Allocable to Class A Principal                 35.184527
        ii.    Amount Allocable to Unpaid Class A Princial Shortfall  0.000000
        iii.   Remaining Unpaid Class A Principal Shortfall After Such
               Distribution                                           0.000000

      2 i.     Amount Allocable to Class A Interest                   4.724322
        ii.    Amount Allocable to Class A Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class A Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class A Interest Shortfall After Such
               Distribution                                           0.000000

      3 i.     Amount of Class A Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class A Interest Shortfall For Such
               Distribution Date                                      0.000000

Distribution to Holders of Class M Certificates (per Certificate with a
$1,000 denomination)

      4 i.     Amount Allocable to Class M Principal                  0.000000
        ii.    Amount Allocable to Unpaid Class M Princial Shortfall  0.000000
        iii.   Remaining Unpaid Class M Principal Shortfall After
               Such Distribution                                      0.000000

      5 i.     Amount Allocable to Class M Interest                   4.920044
        ii.    Amount Allocable to Class M Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class M Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class M Interest Shortfall After
               Such Distribution                                      0.000000

      6 i.     Amount of Class M Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class M Interest Shortfall For Such
               Distribution Date                                      0.000000

Distribution to Holders of Class B Certificates (per Certificate with a
$1,000 denomination)

      7 i.     Amount Allocable to Class B Principal                 62.206757
        ii.    Amount Allocable to Unpaid Class B PrincipalShortfall  0.000000
        iii.   Remaining Unpaid Class B Principal Shortfall After
               Such Distribution                                      0.000000

      8 i.     Amount Allocable to Class B Interest                   4.583469
        ii.    Amount Allocable to Class B Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class B Interest Shorfall   0.000000
        iv.    Remaining Unpaid Class B Interest Shorftall After Such
               Distibution                                            0.000000

      9 i.     Amount of Class B Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class B Interest Shortfall For Such
               Distribution Date                                      0.000000

     10        Ending Class A Principal Balance               1,010,162,498.37
     11        Ending Class A Principal Factor                     94.2139991%

     12        Ending Class M Principal Balance                  66,074,000.00
     13        Ending Class M Principal Factor                    100.0000000%

     14        Ending Class B Principal Balance                  55,143,073.07
     15        Ending Class B Principal Factor                     87.4301550%

     16 i.     Ending Pool Number of Loans                              21,762
        ii.    Ending Pool Balance                            1,139,307,864.07

     17 i.     Number of Mortgage Loans 30 to 59 Days Delinquent           920
        ii.    Aggregate Principal Balances of Mortgage Loans
               30 to 59 Days Delinquent                          54,056,416.28
        iii.   Number of Mortgage Loans 60 or More Days Delinquent         114
        iv.    Aggregate Principal Balances of Mortgage Loans 60
               or More Days Delinquent                            8,302,668.97
     18        Book Value of Real Estate Aquired Through
               Foreclosure or Grant of a Deed                       236,788.64





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